UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2004

                            REGENCY AFFILIATES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        1-7949                    72-0888772
        --------                        ------                    ----------

(State or other jurisdiction      (Commission File No.)         (IRS Employer
    of incorporation)                                        Identification No.)

      610 N.E. Jensen Beach Blvd.
         Jensen Beach, Florida                                      34957
         ---------------------                                      -----

(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (772) 334-8181
                                                           --------------

On May 11, 2004, Regency Affiliates, Inc. (the "Company"), filed a Form 8-K under Item 2. thereto to report that it had, on April 30, 2004, through a newly-formed, wholly-owned subsidiary called Regency Power Corporation, a Delaware corporation, acquired a 50% membership interest in MESC Capital, LLC, a Delaware limited liability company ("MESC"), from DTE Mobile, LLC, pursuant to an Assignment and Assumption Agreement dated as of April 30, 2004. In response to parts (a) and (b) of Item 7 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Instructions (a)(4) and (b)(2) to Item 7 to Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The financial statements and pro forma financial information required by Item 7 of Form 8-K are not available to the Company and accordingly are not being filed herewith. The Company intends to seek a waiver or other relief from the Securities and Exchange Commission of the requirement to file some or all of the required financial statements and pro forma financial information based on the Company's understanding that audited financial statements for the periods required are not available or obtainable by the Company, and, even if obtainable, would not be relevant to the financial condition or operation of the business following its acquisition by the Company.

As a result of its inability to file the financial statements and pro forma financial information required by Item 7 of Form 8-K, the Company will not be considered timely or current in its reporting obligations pursuant to the Securities Exchange Act of 1934. Until such time as the Company is considered current in its reporting obligations, sales of securities of the Company may not be made in reliance on Rule 144 under the Securities Act of 1933. In addition, the Company will be limited in its ability to issue securities pursuant to a registration statement filed under the Securities Act or pursuant to a private placement under Regulation D of the Securities Act.

There can be no assurance as to whether the Securities and Exchange Commission will grant a waiver, in whole or in part, or any other relief, requested by the Company.

(c) Exhibits.

      2.1 Assignment and Assumption Agreement, dated as of April 30, 2004, between DTE Mobile, LLC and Regency Power Corporation (incorporated by reference from the Company's Current Report on 8-K filed on May 11, 2004).

      2.2 Membership Interest Purchase Agreement, dated as of January 30, 2004, between MESC Capital, LLC and Mobile Energy Services Holdings, Inc. (incorporated by reference from the Company's Current Report on 8-K filed on May 11, 2004).

      99.1 Press Release dated May 10, 2004 (incorporated by reference from the Company's Current Report on 8-K filed on May 11, 2004).

                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REGENCY AFFILIATES, INC.


                                                 By:    /s/ Laurence S. Levy
                                                        ------------------------
                                                 Name:  Laurence S. Levy
                                                 Title: President

Dated: July 16, 2004